UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report: February 6, 2015

(Date of earliest event reported)

Timberline Resources Corporation

(Exact name of registrant as specified in its charter)

Commission File Number: 001-34055

_____________________________________

Delaware	82-0291227
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

101 East Lakeside Avenue

Coeur d’Alene, Idaho 83814

(Address of principal executive offices, including zip code)

(208) 664-4859

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers: Compensatory Arrangements of Certain Officers.

On February 6, 2015, pursuant to the Company’s bylaws, the Company’s Board of Directors appointed Kiran Patankar as a director of the Company, effective February 6, 2015.  Mr. Patankar currently serves as the President and Chief Executive Officer of the Company and will not receive any additional compensation to serve on the Company’s Board of Directors.  His compensation will remain as previously disclosed pursuant to his appointment as President and Chief Executive Officer of the Company.

Mr. Patankar (38) is a mining professional with over 10 years of international work experience in investment banking, operations management, geology, and engineering.  Prior to joining the Company in January 2015, he spent 7 years in the Canadian investment banking industry where he focused on advising clients ranging from junior growth companies to senior mining companies on capital raising and mergers & acquisitions. He was recently Managing Director, Mining Investment Banking of Mackie Research Capital Corporation from January 2012 until December 2014. Prior to that, he was Vice President, Metals & Mining Investment Banking at Macquarie Capital Markets Canada Ltd. from August 2007 until December 2011. Between 2000 and 2006, he worked in the mining industry for 4 years as a geologist and engineer and in the construction materials industry for 2 years in operational and business development roles. Mr. Patankar holds a B.S. in Geological Engineering from the Colorado School of Mines and an MBA from the Yale School of Management.

Mr. Patankar is not related by blood or marriage to any of the Company’s directors or executive officers or any persons nominated by the Company to become directors or executive officers.  In the last fiscal year, the Company has not engaged in any transaction in which Mr. Patankar or a person related to Mr. Patankar had a direct or indirect material interest.  To the Company’s knowledge, there is no arrangement or understanding between any of its officers and directors and Mr. Patankar pursuant to which Mr. Patankar was selected to serve as a director.

Item 7.01  Regulation FD Disclosure.

On February 12, 2015, the Company issued a press release announcing the appointment of Mr. Patankar as a director of the Company.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01, including the exhibits attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d)

Exhibits

Exhibit No.

Description

99.1

Press Release of Timberline Resources Corporation dated February 12, 2015.*

* Furnished to, not filed with, the SEC pursuant to Item 7.01 above.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIMBERLINE RESOURCES CORPORATION
Date: February 12, 2015	By:	/s/ Randal Hardy
Randal Hardy Chief Financial Officer

 EXHIBIT INDEX

Exhibit No.

Description

99.1

Press Release of Timberline Resources Corporation dated February 12, 2015.*

* Furnished to not filed with the SEC pursuant to Item 7.01 above.